Note 14. Commitments and Contingencies	12 Months Ended
Dec. 31, 2017
Notes
Note 14. Commitments and Contingencies

Note 14.  Commitments and Contingencies

Leases

Effective September 1, 2011, the Company entered into a month-to-month lease with the President and CEO of the Company for office space in a building owned by the President and CEO in Alexandria, Virginia. The lease calls for monthly base rent in the amount of $4,534 or $54,408 per annum and payment of associated costs of insurance, real estate taxes, expenses and utilities.

Base rent and associated rental expenses totaled $69,548 in 2017 and $67,151 in 2016.

The Company is not liable for future minimum lease payments.

Management Agreement

On June 19, 1993, two subsidiaries of Diamondhead Casino Corporation, Casino World Inc. and Mississippi Gaming Corporation, entered into a Management Agreement with Casinos Austria Maritime Corporation (CAMC). Subject to certain conditions, under the Management Agreement, CAMC would operate, on an exclusive basis, all of the Company’s proposed dockside gaming casinos in the State of Mississippi, including any operation fifty percent (50%) or more of which is owned by the Company or its affiliates. Unless terminated earlier pursuant to the provisions of the Agreement, the Agreement terminates five years from the first day of actual Mississippi gaming operations and provides for the payment of an annual operational term management fee of 1.2% of all gross gaming revenues between zero and $100,000,000; plus 0.75% of gross gaming revenue between $100,000,000 and $140,000,000; plus 0.5% of gross gaming revenue above $140,000,000; plus two percent of the net gaming revenue between zero and $25,000,000; plus three percent of the net gaming revenue above twenty-five million dollars $25,000,000. Management of the Company believes this Agreement is no longer in effect.  However, there can be no assurance that CAMC will not attempt to maintain otherwise which would lead to litigation.

Related Party

On July 26, 2017, the Chairman paid $67,628 for all property taxes due, together with all interest due thereon, to Hancock County, Mississippi on an approximate 400-acre tract of land ("the Diamondhead Property"), owned by Mississippi Gaming Corporation, a wholly-owned subsidiary of the Company. The taxes had to be paid by July 31, 2017 to avoid a tax sale. The conditions of the note under which the Chairman agreed to make this payment are discussed in full detail in Note 6 of these consolidated financial statements.

Of particular note to those conditions, item (v) calls for him to be indemnified for any losses sustained on the sale of that common stock sold to cover the above payments. The Chairman has identified the common stock sold and has provided the Company with the documentation required to document the sale of said stock and to calculate the contingent future loss, if any, on said stock.

Had the Company paid the note in full at December 31, 2017, in addition to the principal and interest due, the company would have been additionally liable for approximately $167,580 in additional funds to indemnify the Chairman for his lost equity on the stock sale.

Other

The Company’s obligations under the Collateralized Convertible Senior Debentures are secured by a lien on the Company’s Mississippi property (the “Investors Lien”).  On March 31, 2014, the Company issued $1 million of First Tranche Collateralized Convertible Senior Debentures and on December 31, 2014 the Company issued $850,000 of Second Tranche Collateralized Convertible Senior Debentures. Thus, liens were placed on the Property in favor of the Investors for $1,850,000. The Investors Lien is in pari passu with a lien placed on the Property in favor of the President of the Company, the Vice President of the Company, and certain directors of the Company, for past due wages, compensation, and expenses owed to them in the maximum aggregate amount of $2,000,000 (the “Executives Lien”). The CEO will serve as Lien Agent for the Executives Lien.

The Company has filed a second lien in the maximum amount of $250,000 on the Diamondhead property to secure the notes payable totaling $137,500 and accrued interest incurred. Details of these notes as more fully described in Note 6, above.

The Company is currently delinquent in filing those documents and forms required to be filed in connection with its Employee Stock Ownership Plan (“ESOP”) for the year ended December 31, 2016 and 2015. The Company did not have the funds to pay professionals to prepare, audit and file these documents and forms when due.  Although these required filings normally do not result in any tax due to an agency of the government, the Company could be subject to significant penalties for failure to file these forms when due. Penalties are assessed by the Department of Labor on a per diem basis from the original due dates for the required informational filings until the filings are actually made. The Company has accrued $44,350 on the current delinquent filings. The Company intends to bring its ESOP-required filings current and when current, will attempt to enroll in a voluntary compliance program with the Department of Labor with respect to any penalties or fines incurred. However, there can be no assurance the Company will be able to enroll in any such program or obtain a reduction of the fines and penalties that may be due.

The Company has not filed its consolidated federal tax return for the year ended December 31, 2016. The Company believes no tax is due with that return. Diamondhead Casino Corporation and its two active subsidiaries, Mississippi Gaming Corporation and Casino World, Inc., are delinquent with respect to the filing of their franchise tax annual reports for 2017 and 2016 with the state of Delaware. Mississippi Gaming Corporation and Casino World, Inc. are also delinquent with respect to the filing of their annual franchise tax returns for the year ended December 31, 2016 with the state of Mississippi.

The Company has made provision for the expected taxes due on these state filings in their consolidated financial statements for the years ending December 31, 2017 and 2016.